Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets - Manscaped Holdings, LLC [Member] - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Prepaid Expenses and Other Current Assets (Details) - Schedule of prepaid expenses and other current assets [Line Items]
Prepaid expenses	$ 2,851	$ 1,365	$ 72
Prepaid inventory	12,187	3,587	1,552
Other current assets	2,713	435	81
Prepaid expenses and Other current assets	$ 17,752	$ 5,387	$ 1,705